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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): February 25, 2005
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                                CBRL GROUP, INC.


         Tennessee                     0-25225                   62-1749513
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(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

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Item 7.01.  Regulation FD Disclosure.

     On February 25, 2005, CBRL Group, Inc. issued the press release that is furnished as Exhibit 99 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, announcing that its Board of Directors had authorized the repurchase of up to 2 million additional shares of its common stock and declared a cash dividend of twelve cents per share, payable on May 9, 2005 to shareholders of record as of April 15, 2005.


Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements. None

(b)  Pro Forma Financial Information. None

(c)  Exhibits.

     99     Press Release issued by CBRL Group, Inc. dated February 25, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 25, 2005                   CBRL GROUP, INC.


                                           By: /s/ James F. Blackstock
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                                           Name:  James F. Blackstock
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary